UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2024

Alcoa Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500
Pittsburgh, Pennsylvania		15212-5858
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 315-2900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on March 11, 2024 (Eastern Daylight Time) / March 12, 2024 (Australian Eastern Daylight Time), Alcoa Corporation, a Delaware corporation (“Alcoa”) entered into a Scheme Implementation Deed, as amended and restated by the Deed of Amendment and Restatement, dated as of May 20, 2024 (the “Agreement”), with AAC Investments Australia 2 Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Alcoa (“Alcoa Bidder”), and Alumina Limited, an Australian public company limited by shares and listed on the Australian Securities Exchange (“Alumina Limited”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Alcoa Bidder will acquire all Alumina Limited ordinary shares on issue and outstanding (the “Alumina Shares”) pursuant to a court-approved scheme of arrangement under Part 5.1 of Australia’s Corporations Act 2001 (Cth) (the “Scheme” and such acquisition, the “Transaction”). In connection with the Transaction, Alcoa filed with the United States Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on May 20, 2024 (the “Preliminary Proxy Statement”) and a definitive proxy statement on June 6, 2024 (the “Definitive Proxy Statement”).

Litigation Related to the Transaction

Following the filing of the Preliminary Proxy Statement and the Definitive Proxy Statement, Alcoa received certain Demand Letters and Complaints (each as defined below). While Alcoa believes that the disclosures set forth in the Preliminary Proxy Statement and Definitive Proxy Statement comply fully with all applicable law and denies the allegations in the Complaints and the Demand Letters, in order to moot the purported stockholders’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, Alcoa has determined to voluntarily supplement certain disclosures in the Definitive Proxy Statement related to the purported stockholders’ claims and demands with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Alcoa specifically denies all allegations that any additional disclosure was or is required or material.

On June 25, 2024, a lawsuit by a purported stockholder of Alcoa, captioned Weiss v. Alcoa Corporation, et al., was filed in the Supreme Court of the State of New York, New York County (the “Weiss Complaint”), asserting an individual claim against Alcoa and the members of Alcoa’s board of directors for alleged breaches of fiduciary duties. On June 26, 2024, a lawsuit by a purported stockholder of Alcoa captioned Palmer v. Citrino, et al., was filed in the Court of Common Pleas of Allegheny County, Pennsylvania (the “Palmer Complaint” and, together with the Weiss Complaint, the “Complaints”), asserting claims against Alcoa, the members of Alcoa’s board of directors and Alumina Limited for alleged negligent misrepresentation, concealment, and omission of allegedly material information as well as negligence in violation of Pennsylvania common law. The Complaints generally allege that the Definitive Proxy Statement misrepresented and omitted allegedly material information. The Complaints seek, among other relief, declaratory relief, an injunction enjoining defendants from consummating the Transaction until Alcoa discloses the material information allegedly omitted from the Definitive Proxy Statement, rescission of the Transaction in the event it is consummated, actual, punitive or compensatory damages, and an award of costs including reasonable attorneys’ and experts’ fees.

In addition, as of the date of this Current Report on Form 8-K, Alcoa received eight demand letters (the “Demand Letters”) on behalf of purported Alcoa stockholders alleging similar deficiencies as the Complaints regarding the disclosures contained in the Preliminary Proxy Statement and Definitive Proxy Statement filed in connection with the Transaction. The Demand Letters generally allege that certain disclosures in the Preliminary Proxy Statement and the Definitive Proxy Statement omitted certain purportedly material information, including in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, 15 U.S.C. §§ 78n(a), 78t(a), and SEC Rule 14a-9, 17 C.F.R. §240.14a-9, and seek additional disclosures to address those purported deficiencies.

SUPPLEMENTAL DISCLOSURES

The Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. The inclusion in the Supplemental Disclosures to the Definitive Proxy Statement of certain summary unaudited prospective financial information should not be regarded as an indication that any of Alcoa, Alumina Limited or their respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material or to be necessarily predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Definitive Proxy Statement.

The prospective financial information included herein has been prepared by, and are the responsibility of, Alcoa’s management. The auditors of Alcoa and Alumina Limited have not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, the auditors of Alcoa and Alumina Limited do not express an opinion or any other form of assurance with respect thereto. The report of the auditor of Alcoa incorporated by reference in the Definitive Proxy Statement relates to Alcoa’s previously issued financial statements, and the report of the auditor of Alumina Limited included within the Definitive Proxy Statement relates to Alumina Limited’s previously issued financial statements. Such reports do not extend to the prospective financial information included herein and should not be read to do so.

The disclosure in the section captioned “The Transaction—Background of the Transaction” beginning on page 47 of the Definitive Proxy Statement is hereby amended and supplemented as follows:

The disclosure is hereby amended and supplemented by adding the following underlined and bolded text to the end of the sixth full paragraph on page 48 of the Definitive Proxy Statement:

On October 18, 2023, Alcoa entered into an engagement letter with UBS Investment Bank (“UBS”) with respect to a potential transaction with Alumina Limited. UBS was engaged by Alcoa to provide advice to the Alcoa board of directors on the potential transaction as customarily provided by financial advisors. As part of its engagement, UBS provided a relationship disclosure letter to Alcoa providing certain information regarding its relationships with Alcoa and Alumina Limited.

The disclosure in the section captioned “The Transaction—Summary of Certain Financial Projections Provided to Alcoa’s Board of Directors and Alcoa’s Financial Advisor” beginning on page 55 of the Definitive Proxy Statement is hereby amended and supplemented as follows:

The disclosure under the subheading “Alcoa Standalone Projections” on Page 57 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following underlined and bolded text:

The Alcoa Standalone Projections, which were prepared by Alcoa’s senior management (including based on certain non-public unaudited prospective financial information relating to AWAC and allocating it to Alcoa’s proportionate ownership in AWAC), included the following estimates of Alcoa’s future financial performance:

($ amounts in millions)	2024E	2025E	2026E	2027E	2028E
Net revenue	$9,566	$10,114	$10,629	$11,223	$11,768
Adjusted EBITDA(1)(2)	$570	$1,336	$1,597	$1,725	$1,804
Capital expenditures	$(448)	$(466)	$(435)	$(443)	$(448)
Unlevered free cash flow(1)(3)	$(580)	$500	$759	$867	$911

________________

(1)	This figure is a non-GAAP financial measure.

(2)	Adjusted EBITDA is calculated as projected sales minus cost of goods sold, selling, general administrative and other expenses, and research and development expenses.

(3)   Unlevered free cash flow is calculated as Adjusted EBITDA less capital expenditures, increases in net working capital, taxes and other cash flow items.

The Alcoa Standalone Projections also included the following estimates of future bauxite, alumina and aluminum production by Alcoa (including based on estimates of future production by AWAC and allocating it to Alcoa’s proportionate ownership in AWAC):

	2024E	2025E	2026E	2027E	2028E
Bauxite (Mdmt)	25.0	25.8	26.2	26.3	26.8
Alumina (Mmt)	6.1	5.8	6.0	6.2	6.5
Aluminum (Mmt)	2.2	2.2	2.2	2.2	2.3

The disclosure under the subheading “Alumina Standalone Projections” on Page 58 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following underlined and bolded text:

The Alumina Standalone Projections, which were prepared by Alcoa’s senior management (based on certain non-public unaudited prospective financial information relating to AWAC and allocating it to Alumina Limited’s proportionate ownership in AWAC), included the following estimates of Alumina Limited’s future financial performance:

($ amounts in millions)	2024E	2025E	2026E	2027E	2028E
Net revenue	$1,830	$1,941	$2,068	$2,230	$2,407
Adjusted EBITDA(1)(2)(3)	$91	$325	$443	$549	$711
Capital expenditures	$(151)	$(185)	$(184)	$(149)	$(173)
Unlevered free cash flow(1)(4)	$(189)	($26)	$100	$219	$284

______________

(1)	This figure is a non-GAAP financial measure.

(2)	Adjusted EBITDA is calculated as projected sales minus cost of goods sold, selling, general administrative and other expenses, and research and development expenses.

(3)	Includes estimated $12.5 million of annual corporate costs for Alumina Limited operations.

(4)   Unlevered free cash flow is calculated as Adjusted EBITDA less capital expenditures, increases in net working capital, taxes and other cash flow items.

The Alumina Standalone Projections also included the following estimates of future bauxite, alumina and aluminum production attributable to Alumina Limited based on estimates of future production by AWAC and allocating it to Alumina Limited’s proportionate ownership in AWAC:

	2024E	2025E	2026E	2027E	2028E
Bauxite (Mdmt)	16.3	16.9	17.1	17.2	17.5
Alumina (Mmt)	3.6	3.3	3.5	3.6	3.8
Aluminum (Mmt)	0.1	0.1	0.1	0.1	0.1

This prospective financial information was not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information.

The disclosure in the section captioned “Opinion of J.P. Morgan Securities LLC as Financial Advisor to Alcoa” beginning on page 58 of the Definitive Proxy Statement is hereby amended and supplemented as follows:

The disclosure under the subheading “Discounted Cash Flow Analysis” starting on Page 60 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following underlined and bolded text:

J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining implied fully diluted equity values per share for Alcoa common stock and Alumina Limited Shares. Utilizing the Alcoa Management Projections (which were discussed with, and approved by, the Alcoa Board for use by J.P. Morgan in connection with its financial analyses and are further described in the section entitled “Summary of Certain Financial Projections Provided to Alcoa’s Board of Directors and Alcoa’s Financial Advisor”), J.P. Morgan calculated the unlevered free cash flows that each of Alcoa and Alumina Limited are expected to generate and also calculated a range of terminal values for Alcoa and Alumina Limited at the end of the period reflected in such forecasts by applying perpetual growth rates ranging from (0.5)% to 0.5%, based on guidance provided by Alcoa’s management, to the estimates of the unlevered terminal free cash flows for each of Alcoa and Alumina Limited in the last year of such forecasts. J.P. Morgan then discounted the unlevered free cash flow estimates and the range of terminal values to present value as of December 31, 2023 using discount rates ranging from 10.75% to 11.75% for Alcoa and 9.5% to 10.50% for Alumina Limited, which ranges were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Alcoa and Alumina Limited, respectively. The present values of the unlevered free cash flow estimates and the range of terminal values were then adjusted by subtracting the net debt (adjusted for certain ARO/environmental liabilities and equity method investments) for each of Alcoa and Alumina Limited, as applicable, as of December 31, 2023. The net debt as of December 31, 2023, as provided by Alcoa’s management, was $1,821 million for Alcoa and $326 million for Alumina Limited.

Based on the foregoing, this analysis indicated the following ranges of implied per share equity value for Alcoa common stock and Alumina Limited Shares:

	Implied Per Share Equity Value
	Low	High
Alcoa Discounted Cash Flow	$22.35	$28.50
Alumina Limited Discounted Cash Flow	$0.70	$0.90

The ranges of implied per share equity values for Alcoa common stock were compared to the closing share prices of Alcoa common stock of $29.85 on March 8, 2024, the trading day immediately preceding the date on which J.P. Morgan rendered its opinion and for Alumina Limited Shares were compared to the closing share prices of Alumina Limited Shares of $0.81 on March 8, 2024, the trading day immediately preceding the date on which J.P. Morgan rendered its opinion and the implied value per Alumina Limited Share of the Scheme Consideration of $0.85 based on the exchange ratio of 0.02854 and the closing share prices of Alcoa common stock of $29.85 on March 8, 2024. Alumina Limited is an Australian company, and Alumina Limited Shares trade on the Australian Securities Exchange in Australian dollars. For purposes of J.P. Morgan’s analyses, J.P. Morgan converted Alumina Limited Shares stock price as of March 8, 2024, the trading day immediately preceding the date on which J.P. Morgan rendered its opinion, to U.S. dollars at the then-current exchange rate.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa Corporation (“Alcoa”) that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the proposed transaction; the ability of the parties to complete the proposed transaction; the expected benefits of the proposed transaction, the competitive ability and position following completion of the proposed transaction; forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (1) the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; (2) the prohibition or delay of the consummation of the proposed transaction by a governmental entity; (3) the risk that the proposed transaction may not be completed in the expected time frame or at all; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance following completion of the proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction; (7) the occurrence of any event that could give rise to termination of the proposed transaction; (8) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (9) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (10) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to LME or other commodities; (11) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (12) competitive and complex conditions in global markets; (13) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (14) rising energy costs and interruptions or uncertainty in energy supplies; (15) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (16) our ability to execute on our strategy to be a lower cost, competitive, and integrated aluminum production business and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (17) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (18) economic, political, and social conditions, including the impact of trade policies and adverse industry publicity; (19) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (20) changes in tax laws or exposure to additional tax liabilities; (21) global competition within and beyond the aluminum industry; (22) our ability to obtain or maintain adequate insurance coverage; (23) disruptions in the global economy caused by ongoing regional conflicts; (24) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (25) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (26) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (27) claims, costs and liabilities related to health, safety, and environmental laws, regulations, and other requirements, in the jurisdictions in which we operate; (28) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (29) our ability to fund capital expenditures; (30) deterioration in our credit profile or increases in interest rates; (31) restrictions on our current and future operations due to our indebtedness; (32) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (33) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (34) labor market conditions, union disputes and other employee relations issues; (35) a decline in the liability discount rate or lower-than-expected investment returns on pension assets; and (36) the other risk factors discussed in Part I Item 1A of Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports filed by Alcoa with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Definitive Proxy Statement. Alcoa cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market. Neither Alcoa nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements and none of the information contained herein should be regarded as a representation that the forward-looking statements contained herein will be achieved.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This Current Report on Form 8-K relates to the proposed transaction. On June 6, 2024, Alcoa filed with the SEC the Definitive Proxy Statement in connection with the proposed transaction. Other documents regarding the proposed transaction may be filed with the SEC. This Current Report on Form 8-K is not a substitute for the Definitive Proxy Statement or any other document that Alcoa may file with the SEC and send to its stockholders in connection with the proposed transaction. The issuance of the stock consideration in the proposed transaction will be submitted to Alcoa’s stockholders for their consideration. The Definitive Proxy Statement contains important information about Alcoa, the proposed transaction and related matters. Before making any voting decision, Alcoa’s stockholders should read all relevant documents filed or to be filed with the SEC completely and in their entirety, including the Definitive Proxy Statement, as well as any amendments or supplements to those documents, because they contain or will contain important information about Alcoa and the proposed transaction. Alcoa’s stockholders will be able to obtain a free copy of the Definitive Proxy Statement, as well as other filings containing information about Alcoa, free of charge, at the SEC’s website (www.sec.gov). Copies of the Definitive Proxy Statement and other documents filed by Alcoa with the SEC may be obtained, without charge, by contacting Alcoa through its website at https://investors.alcoa.com/.

Participants in the Solicitation

Alcoa, its directors, executive officers and other persons related to Alcoa may be deemed to be participants in the solicitation of proxies from Alcoa’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Alcoa and their ownership of common stock of Alcoa is set forth in the section entitled “Information about our Executive Officers” included in Alcoa’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 21, 2024 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1675149/000095017024018069/aa-20231231.htm), in the section entitled “Director Nominees” included in its proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 19, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1675149/000119312524071354/d207257ddef14a.htm), and in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Interests of Alcoa Executive Officers and Directors in the Transaction” included in the Definitive Proxy Statement, which was filed with the SEC on June 6, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1675149/000119312524156116/d827161ddefm14a.htm). Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2024	ALCOA CORPORATION

	By:	/s/ Marissa P. Earnest
		Name:	Marissa P. Earnest
		Title:	Senior Vice President, Chief Governance Counsel and Secretary